Exhibit 99.1

Endo Pharmaceuticals Bear Stearns Healthcare Conference

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. None of the development products in the Company's pipeline have been established as safe and effective by the FDA or approved by the FDA. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001, in Endo's Registration Statement on Form S-3 filed with the SEC on July 1, 2003, and in Endo's Registration Statement on Form S-3 filed with the SEC on April 30, 2004, as amended. Readers should evaluate any statement in light of these important factors.

Endo Profile Fully integrated specialty pharma company with market leadership in pain management, expanding into complementary therapeutic areas Established portfolio of branded products including Lidoderm(r) and Percocet(r) Commercial launches of Frova(r) and DepoDur(tm) underway Substantial pipeline, with ten mid- to late-stage products Solid financial position with no debt Experienced and incentivized management team Management and employees currently have vested stock options (which do not dilute our public shareholders) to acquire >20% of our common stock

2001 2002 2003 2004 (a) (in millions) 252 399 596 600 '01 - '03 CAGR 53% (a) High end of the Company's guidance of $590-$600 million. Net Sales (in millions)

Growth Strategy Capitalize on our established brand names and brand awareness through focused marketing, promotional and educational efforts Develop and acquire proprietary products in our therapeutic areas and generic products with significant barriers to market entry Build a balanced and sustainable pipeline across development phases Strengthen our position in pain and drive expansion into complementary therapeutic areas such as: Neurology Perioperative Care Supportive Care Oncology

Data through year end 2003 Pain Market: Large, Attractive Opportunity Growth Drivers Changing attitudes toward pain management Aging population Increase in number of surgical procedures/chronic pain conditions Introduction of new forms of pain medications Rx Pain Market: $16.6 Billion 5-Year $ CAGR: Opioid 25% Non-Opioid 13% Non-Opioid Opioid $11.0B $5.6B Source: IMS NPA, 12/03

Targeted Sales and Marketing Leveraging our infrastructure by adding new products Lidoderm(r) and Frova(r) Direct promotion through internal national sales forces 70 specialty representatives 160 community-based representatives Intend to expand these sales forces by approximately one- third in early 2005 DepoDurTM 25 recently hired hospital-based representatives currently targeting selected institutions to educate and build support, awareness and advocacy for DepoDurTM Intend to expand this sales force by approximately 45 in early 2005 to a total of 70 hospital-based representatives

Lidoderm(r) (lidocaine 5%) Patented topical patch launched in 1999 covered by patents through 2015 First FDA-approved drug for the treatment of the pain of post-herpetic neuralgia (PHN), a form of neuropathic pain Provides analgesia directly to the affected nerves delivering results

5/31/1997 8/31/1997 11/30/1997 2/28/1998 5/31/1998 8/31/1998 11/30/1998 2/28/1999 5/31/1999 8/31/1999 12/30/1999 3/3/2000 6/3/2000 Prescriptions (thousands) 81 96 119 139 170 200 243 272 330 382 434 475 529 Lidoderm(r) Prescriptions '01 - '04 CAGR 87% Note: Data represents total prescriptions Source: IMS NPA, 6/04 600 500 400 300 200 100 0 Prescriptions (thousands) 81 96 119 139 170 200 243 272 330 382 434 475 529

2001 2002 2003 2004 (a) (in millions) 41 83 178 300 '01 - '03 CAGR 108% (a) Company guidance Lidoderm(r) Net Sales (in millions)

Source: IMS NDTI, MAT 9/03 Lidoderm(r) Future Growth Drivers 2003 Other Neuropathies 0.91 Peripheral Neuropathies 0.186 Diabetic Neuropathy 0.177 Trigeminal Neuralgia 0.163 PHN 0.09 Carpal Tunnel Syndrome 0.019 Other Neuropathies: Peripheral Diabetic Trigeminal PHN Goal is to explore possible utility in other neuropathic and chronic pain segments Goal is to explore possible utility in other neuropathic and chronic pain segments Neuropathic Pain Market in 2003(1) Source: IMS NDTI, full year 2003

(1) Source: IMS NPA (1) Source: IMS NPA Percocet(r) Franchise Percodan(r) Percocet(r) First launched in 1976 "Gold standard" in pain management Approximately 83%(1) of prescriptions for oxycodone with acetaminophen written as "Percocet" Significant generic competition Active life-cycle management program to address market needs

Frova(r) Product Profile Triptan indicated for acute treatment of migraine headaches in adults Licensed North American rights from Vernalis plc on July 14, 2004 Covered by patents to 2015 Launched by Endo in the U.S. in the third quarter 2004 Has the longest half-life (26 hours) of any triptan Low reported recurrence rate Phase III development ongoing for MAM prophylaxis indication delivering results

Frova(r) Commercial Strategy Focused approach intended to fully capitalize on Frova(r)'s clinical benefits Target specialty physician audience Focus on neurologists, pain management specialists Leverage Endo's existing coverage of high prescribers Create advocacy base Implement an extensive marketing, education and clinical plan to differentiate Frova(r) in the marketplace Long half-life Low recurrence rate

DepoDur(tm) Product Profile Encapsulated morphine sulfate Epidural injection with extended-release delivery Indicated for treatment of pain following major surgery Greater patient satisfaction reported Single shot believed to provide steady-state pain relief post- surgically for up to 48 hours No need for in-dwelling catheter Potential to eliminate/reduce PCA Pharmacoeconomic advantages delivering results

DepoDur(tm) Commercial Strategy Target anesthesiologists with hospital-based sales force Support launch through educational programs emphasizing: Greater patient satisfaction Lack of current standard of care Conduct studies to show pharmacoeconomic benefits including: Less need for patient-controlled analgesia Reduction in time, cost of materials Expected commercial launch by year-end 2004

Generic Product Strategy Selective Focus on: Niche therapeutic areas Difficult-to-develop generics Have internally developed own proprietary sustained- release technology AB-rated MS Contin, OxyContin generics Partnered with Noven Pharmaceuticals, Inc. on generic Duragesic (ANDA currently under FDA review)

Generic Oxycodone ER Favorable lower court ruling announced January 5, 2004 (Purdue appealed on January 12, 2004) Received final FDA approval on three of the four strengths on March 23, 2004 First-to-file status on the 10mg, 20mg and 40mg strengths (63% of the branded market) Final approval of the 80mg subject to expiration of Teva's exclusivity period (currently expected to be September 25, 2004) 2003 amendments to Waxman-Hatch Act allow for more favorable exclusivity terms Provides option to launch at-risk or wait for appellate court decision Anticipate limited competition subsequent to exclusivity period due to high barriers to entry related to controlled-release scheduled CII products

Generic Fentanyl Patch Announced agreement with Noven Pharmaceuticals, Inc. on February 26, 2004 for U.S./Canadian rights to Noven's generic Duragesic Noven's ANDA accepted for filing by the FDA in October 2003 Anticipated launch date early 2005, pending FDA approval of ANDA Profit-sharing arrangement

(1) Co-developed (2) Subject to litigation; Purdue has appealed favorable court decision received Jan. 2004. 10mg, 20mg and 40mg received final approval March 2004. Final approval on 80mg subject to the expiration of Teva's exclusivity period (currently expected 9/25/04). (3) Licensed marketing rights (4) Licensed marketing and development rights Pipeline Summary Filed Status Oxymorphone ER (1) and IR Approvable Letters Received Oxycodone ER (generic) (2) Final Approval on 3 Strengths Transdermal fentanyl patch (generic) (3) ANDA under Review In Development In Development Frova(r) (MAM indication) (3) Frova(r) (MAM indication) (3) Propofol IDD-D(tm) (3) Propofol IDD-D(tm) (3) Lidoderm(r) (other indications) Lidoderm(r) (other indications) LidoPAIN(r) BP (3) LidoPAIN(r) BP (3) Rapinyl(tm) (4) Rapinyl(tm) (4) CHRONOGESIC(tm) (3) CHRONOGESIC(tm) (3) Other (undisclosed) Other (undisclosed)

Oral oxymorphone hydrochloride in extended (ER) and immediate (IR) release formulations Intended to treat moderate-to-severe pain IR a complementary treatment to ER for breakthrough pain Market Need Addressed: Will compete in $3.6 billion strong opioid market We believe that oxymorphone ER will provide equivalent analgesia with only half the milligram dosage of OxyContin (oxycodone ER) Possible twice-daily dosing Status / Upcoming Milestones: FDA "Approvable Letters" received 10/03 Additional clinical trials required for final approval Oxymorphone ER / IR Description / Indications:

Extensive program in approximately 2,500 subjects, including 12 Phase II/III studies Oxymorphone ER / IR Clinical Trials Oxycodone IR and Placebo Post Surgical Pain Oxycodone IR and Placebo Post Surgical Pain Oxycodone CR Cancer Pain --- Morphine Sulfate ER Cancer Pain Morphine Sulfate ER, Oxycodone CR Cancer Pain Placebo Osteoarthritis Pain Oxycodone CR and Placebo Chronic Low Back Pain Oxycodone CR and Placebo Osteoarthritis Pain Placebo Post Surgical Pain Primary Outcome p < 0.05 Comparator Indication

Oxymorphone ER FDA has accepted one clinical trial as pivotal proof of efficacy Conducting two additional clinical trials in order to file at least one additional pivotal trial 12-week double-blinded, placebo-controlled trial Chronic low-back pain patient populations Run-in period intended to address early drop-outs Currently expect to file complete response with the FDA by late third-quarter/early fourth quarter 2005

Frova(r) Clinical Development in MAM Vernalis plc completed one double-blind, placebo-controlled study in Menstrually Associated Migraine ("MAM") prophylaxis; three-way crossover design; 579 patients randomized Drug taken for six days, starting two days prior to onset of expected MAM headache Primary endpoint was incidence of MAM headache during the six-day period: Placebo 67% Low-dose frovatriptan 52% High-dose frovatriptan 41% Results published in July 2004 Neurology Confirmatory Phase III study to be performed by Vernalis expected to commence after agreement is reached with the FDA on the trial design

RapinylTM Oral, fast-dissolving sublingual tablet of fentanyl intended for the treatment of breakthrough cancer pain believed to have: Fast onset of action Enhanced absorption characteristics Licensed development and marketing rights from Orexo AB in August 2004 Expect to commence Phase III clinical trials in 2005

Outlook FDA Approval expected on generic Duragesic Oxycodone ER opportunity Expect oral arguments before the Federal Circuit Court by the end 2004 Oxymorphone ER/IR Trials Ongoing advancement of pipeline Acquisition/in-licensing opportunities in pain and complementary areas such as neurology, perioperative care and supportive care oncology

Summary Leader in rapidly growing pain management market Strong portfolio of established products Commercial launches of both Frova(r) and DepoDurTM underway Substantial pipeline of branded, patent-protected products Solid financial condition with no debt Proven, experienced management team

Endo Pharmaceuticals Nasdaq: ENDP